First Quarter 2005 Results April 27, 2005

2 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties and reflect management's current views with respect to future events and are subject to risks and uncertainties. Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by us; the availability and price of raw materials used by us; fluctuations in the cost of purchased energy; assumptions related to pension and post-retirement costs; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and other factors, many of which are beyond our control. Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward- looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation.

First Quarter Results Income $ 45 $ 12 $ 53 EPS $ 0.39 $ 0.11 $ 0.46 1st Qtr 1st Qtr 4th Qtr 2005 2004 2004 Note: The company's per share results for all periods reflect the effect of the two-for-one common stock split on April 1, 2005 TIN 1st qtr. 2005 special charges - total ($0.13 per share) - Antioch, CA box plant closure - $7 million ($.06 per share) - Antitrust litigation reserves - $5 million ($.04 per share) - Recently completed proxy contest - $3 million ($.03 per share) 3

First Quarter Results (cont'd) Net income (loss) per dil. share $ 0.39 $ 0.11 $ 0.46 Special items 0.13 0.10 (0.04) Net income per dil. share $ 0.52 $ 0.21 $ 0.42 excluding special items 1st Qtr 4th Qtr 2005 2004 2004 4 Note: The company's per share results for all periods reflect the effect of the two-for-one common stock split on April 1, 2005

5 Temple-Inland Shares 1st qtr. 2005 diluted average shares outstanding 115.7 million Board authorized 12 million share repurchase Feb. 4, 2005 Repurchases: 2.8 million shares repurchased in 1st qtr. 2005 4.0 million shares repurchased YTD 8.0 million shares remaining on share repurchase authorization Diluted average shares outstanding expected to be relatively flat in 2nd qtr. 2005, including the issuance of approximately 10 million shares of common stock associated with the Upper DECS

First Quarter Segment Results Operating Income (millions) Corrugated Packaging $ 50 $ 8 $ 24 Forest Products $ 54 $ 32 $ 50 Financial Services $ 47 $ 53 $ 58 $ 151 $ 93 $132 1st Qtr 1st Qtr 4th Qtr 2005 2004 2004 6

Corrugated Packaging Price 1st qtr. 2005 avg. box price up $63/ton vs. 1st qtr. 2004 avg. price 1st qtr. 2005 avg. box price flat vs. 4th qtr. 2004 avg. price 1st Qtr 1st Qtr 4th Qtr 2005 2004 2004 $ 50 $ 8 $ 24 Operating income (millions) 7

Corrugated Packaging (Cont'd) Box Volume - On a volume per workday basis, TIN shipments up 5% in 1st qtr. 2005 with 5 less box plants compared with 1st qtr. 2004 and up 1% compared with 4th qtr. 2004 levels - Industry shipments up 1% on a volume per workday basis in 1st qtr. 2005 compared with 1st qtr. 2004 and down 3% compared with 4th qtr. 2004 8

Corrugated Packaging (Cont'd) Recycled Fiber Prices up $9/ton vs. 1st qtr. 2004 and up $1/ton vs. 4th qtr. 2004 Energy Energy costs up $4 million vs. 1st qtr. 2004 and up $1 million vs. 4th qtr. 2004 9

Corrugated Packaging Improvements 10 Costs Total costs up only 0.5% 1st qtr. 2005 compared with 1st qtr. 2004, despite costs pressures from energy, fiber and other raw materials, and transportation. Volume growth Business Improvements $14 million achieved in 1st qtr. 2005, on target for 2005 goal of $57 million $57 million Cumulative Business Improvements, Excluding Price (Dollars in Millions)

Corrugated Packaging Comments 11 Box Plant Consolidation Efforts - Announced June 2005 closure of Antioch, CA converting facility - Eighth closure since 3rd qtr. 2003 Financial Impact of 2nd qtr. Mill Outages - $10 million - Orange, TX Scheduled annual outage No. 2 paper machine - 26 day rebuild Improvements to bark boiler to reduce natural gas consumption - Ontario, CA Scheduled annual outage

Forest Products 1st Qtr 1st Qtr 4th Qtr 2005 2004 2004 $ 54 $ 32 $ 50 Operating income (millions) Lumber - Average price up $30 vs. 1st qtr. 2004 and up $15 vs. 4th qtr. 2004 - Volume flat vs. 1st qtr. 2004 and up 7% vs. 4th qtr. 2004 - Current prices up approximately $15 vs. 1st qtr. 2005 avg. price 12

Forest Products (Cont'd) Particleboard - Average price up $38 vs. 1st qtr. 2004 and down $9 vs. 4th qtr. 2004 - Volume up 8% vs. 1st qtr. 2004 and up 26% vs. 4th qtr. 2004 13 MDF - Average price up $39 vs. 1st qtr. 2004 and down $17 vs. 4th qtr. 2004 - Volume up 18% vs. 1st qtr. 2004, and up 26% vs. 4th qtr. 2004

Forest Products (Cont'd) Gypsum - Average price up $15 vs. 1st qtr. 2004 and up $2 vs. 4th qtr. 2004 - Volume up 21% vs. 1st qtr. 2004 and up 6% vs. 4th qtr. 2004 - Late-April price increase of 10% currently in the market High-Value Land Sales - $4 million from high-value land sales in 1st qtr. 2005 vs. $3 million in 1st qtr. 2004 and $7 million in 4th qtr. 2004 - Average sales price for 1st qtr. 2005 approximately $9,100 per acre 14

Financial Services 1st qtr. 2005 earnings down compared with 1st qtr. 2004 and 4th qtr. 2004 Decline in earning assets, principally mortgage-backed securities Higher loan loss provision, reflecting normalized credit conditions 1st Qtr 1st Qtr 4th Qtr 2005 2004 2004 $ 47 $ 53 $ 58 Operating income (millions) 15

Temple-Inland Summary 16 Growing Returns + Investments, Disciplined by ROI + Returning Cash to Shareholders Dividends Share Repurchases + Significant Opportunity On High-Value Land = Creating Superior and Sustainable Shareholder Value